UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2025

dMY Squared Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2025, the audit committee (the “Audit Committee”) of the board of directors of dMY Squared Technology Group, Inc., a Massachusetts corporation (the “Company”), in consultation with management, determined that the Company’s previously issued unaudited condensed financial statements contained in its (i) Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on May 15, 2024, (ii) Quarterly Report on Form 10-Q as of and for the three and six months ended June 30, 2024, filed with the SEC on August 14, 2024, and (iii) Quarterly Report on Form 10-Q as of and for the three and nine months ended September 30, 2024, filed with the SEC on November 14, 2024, respectively (the “Affected Periods”), should no longer be relied upon due to errors in the redemption value of Class A common stock subject to possible redemption and accumulated deficit presented in the balance sheets for each of the Affected Periods.

In January 2024 and April 2024, the Company withdrew a total of approximately $1.9 million of funds from the Company’s trust account established in connection with the Company’s initial public offering (the “Trust Account”) for purposes of payment of tax liabilities and tax estimates, and such funds were deposited into the Company’s operating account. Funds representing interest earned on the amounts held in the Trust Account are permitted to be withdrawn from the Trust Account for the payment of taxes under the Company’s Amended and Restated Articles of Organization and the terms of the Investment Management Trust Agreement, dated October 4, 2022, between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”). On April 17, 2024, the Company paid approximately $0.89 million for 2023 taxes, leaving approximately $0.97 million remaining to be used for upcoming tax estimates. The Company used approximately $0.69 million of the balance of the withdrawn funds for the payment of general operating expenses, and, in March 2025, dMY Squared Sponsor, LLC contributed approximately $0.73 million to the Company representing the amount of such operating expenses, including reimbursement of the amount used for general operating expenses plus approximately $0.04 million in respect of interest that would have been earned on the remaining amount of approximately $0.97 million for the period from the original withdrawals to the date of the contribution. The Company paid an aggregate of approximately

$0.75 million for tax obligations on March 21, 2025. On March 25, 2025, approximately $0.22 million of the remaining amounts not used for payment of taxes plus approximately $0.04 million in respect of interest that would have been earned had such funds remained in the Trust Account. In each of the Affected Periods, the Company incorrectly calculated the redemption value of its Class A common stock subject to possible redemption. The errors were identified as part of the preparation of the Company’s financial statements for the year ended December 31, 2024.

The Company intends to present the restatement of certain affected line items of the unaudited condensed balance sheets as of March 31, 2024, June 30, 2024 and September 30, 2024 within the Company’s forthcoming Annual Report on Form 10-K for the year ended December 31, 2024. Under this approach, the previously issued Quarterly Reports on Form 10-Q for the Affected Periods will not be amended, however historical amounts presented in future filings will be recast to be consistent with the restatement.

In addition, the Company has evaluated the impact of the identified errors on its internal control over financial reporting and disclosure controls and procedures. The Company will report material weaknesses in internal control over financial reporting related to this matter and will report that its disclosure controls and procedures were ineffective as of December 31, 2024. The Company has already commenced efforts to remediate such material weaknesses. The Company will report those material weaknesses and its remediation efforts in its forthcoming Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee and Company’s management discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”. Certain of these forward-looking statements can be identified by the use of words such as “intends”, “will” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman

Dated: March 27, 2025